(File Nos. 33-10438 and 811-4919)

                            SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
      [X] Preliminary Proxy Statement
      [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      [ ] Definitive Proxy Statement
      [ ] Definitive Additional Materials
      [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                         MITCHELL HUTCHINS SERIES TRUST
                (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X] No fee required
      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11

            1) Title of each class of securities to which transaction applies:
            2) Aggregate number of securities to which transaction  applies:
            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            4) Proposed maximum aggregate value of transaction:
            5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
      2) Form, Schedule or Registration Statement No.:
      3) Filing Party:
      4) Date Filed:

                        MITCHELL HUTCHINS SERIES TRUST--

                        STRATEGIC FIXED INCOME PORTFOLIO



                                 (800) ___-_____



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                   TO BE HELD

                                 MARCH 16, 2000



To the Contract Owners:


      Notice is hereby given that a special meeting of shareholders of Strategic Fixed Income Portfolio ("Fund"), a series of Mitchell Hutchins Series Trust, will be held at 1285 Avenue of the Americas, 14th floor, New York, New York 10019-6114 on March 16, 2000 at 10:30 a.m., Eastern time, or as adjourned from time to time ("Meeting"), for the following purposes:

      I. To approve or disapprove a new investment sub-advisory contract with Pacific Investment Management Company;

      II. To approve or disapprove a policy to permit the Board of Trustees ("Board") to appoint and terminate sub-advisers, enter into sub-advisory contracts, and approve amendments to sub-advisory contracts on behalf of the Fund without further shareholder approval; and

      III. To transact such other business as may properly come before the Meeting.

      After careful consideration, the Board approved each of the proposals and recommends that shareholders vote "FOR" each proposal.

      The matters referred to above are discussed in detail in the proxy statement attached to this notice. You are entitled to be present and give voting instructions at the meeting and any adjournments thereof if you owned a variable annuity contract that had all or part of its value attributable to shares of the Fund at the close of business on January 21, 2000 ("Record Date"). Each share of the Fund is entitled to one vote with respect to proposals on which the Fund's shareholders are entitled to vote, with fractional votes for fractional shares.

      Regardless of whether you plan to attend the Meeting, which you are cordially invited to attend, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED VOTING INSTRUCTION CARD IN THE ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a voting instruction card and are present at the Meeting, you may change the voting instructions specified in the voting instruction card at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered voting instruction card.

                                          By Order of the Board of Trustees,


                                          ------------------------------
                                          Dianne E. O'Donnell
                                          Secretary


51 West 52nd Street
New York, NY 10019-6114
February __, 2000

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IF YOU SIGN, DATE AND RETURN THE VOTING INSTRUCTION CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS NOTICED ABOVE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD.

                INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS

      The following general rules for signing voting instruction cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your voting instructions if you fail to sign your voting instruction card properly.

      1. Individual Contract Owners: Sign your name exactly as it appears in the registration on the voting instruction card.

      2. Joint Contract Owners: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

      3. All Other Contract Owners: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:


                     REGISTRATION                            VALID SIGNATURE
                     ------------                            ---------------
   Corporate Accounts
   (1)  ABC Corp..........................              ABC Corp.
                                                        John Doe, Treasurer
   (2)  ABC Corp..........................              John Doe, Treasurer
   (3)  ABC Corp. c/o John Doe, Treasurer.              John Doe
   (4)  ABC Corp. Profit Sharing Plan.....              John Doe, Trustee

   Partnership Accounts
   (1)  The XYZ Partnership...............              Jane B. Smith, Partner
   (2)  Smith and Jones, Limited Partnership            Jane B. Smith, General
                                                        Partner

   Trust Accounts
   (1)  ABC Trust Account.................              Jane B. Doe, Trustee
   (2)  Jane B. Doe, Trustee u/t/d 12/28/78             Jane B. Doe

   Custodial or Estate Accounts
   (1)  John B. Smith, Cust. f/b/o
        John B. Smith, Jr., UGMA/UTMA.....              John B. Smith
   (2)  Estate of John B. Smith...........              John B. Smith,  Jr.,
                                                        Executor

                  PRELIMINARY PROXY MATERIALS FOR SEC USE ONLY


                                 PROXY STATEMENT


                        MITCHELL HUTCHINS SERIES TRUST--

                        STRATEGIC FIXED INCOME PORTFOLIO

                                 (800) ___-____

                         SPECIAL MEETING OF SHAREHOLDERS

                                   TO BE HELD
                                 MARCH 16, 2000

      This proxy statement and enclosed form of voting instruction card are being furnished in connection with THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES ("BOARD") OF MITCHELL HUTCHINS SERIES TRUST ("Trust") for use at a special meeting of shareholders of STRATEGIC FIXED INCOME PORTFOLIO ("Fund"), a series of the Trust, to be held at 1285 Avenue of the Americas, 14th floor, New York, NY 10019 on March 16, 2000 at 10:30 a.m., Eastern time, or as adjourned from time to time ("Meeting"), for the purposes set forth below. It is anticipated that the first mailing of proxy statements to shareholders will be on or about _______, 2000.

      The Board is soliciting proxies from shareholders of the Fund with respect to the following proposals:

      I. To approve or disapprove a new investment sub-advisory contract with Pacific Investment Management Company;

      II. To approve or disapprove a policy to permit the Board to appoint and terminate sub-advisers, enter into sub-advisory contracts, and approve amendments to sub-advisory contracts on behalf of the Fund without further shareholder approval; and

      III. To transact such other business as may properly come before the Meeting.


      The Shares of beneficial interest ("Shares") of the Fund are currently sold only to the separate accounts ("Separate Accounts") of PaineWebber Life Insurance Company, American Republic Insurance Company and Keyport Benefit Life Insurance Company (collectively, the "Companies") to fund the benefits under variable annuity contracts ("Contracts") issued by the Companies. The Trust is a registered, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and is organized as a Massachusetts business trust. In accordance with their view of applicable law, the Companies will solicit voting instructions from the owners of Contracts relating to the Fund ("Contract Owners") with respect to the matters set forth in this Proxy
Statement. In connection with the solicitation of voting instructions, the Companies will furnish a copy of this Proxy Statement to all Contract Owners.

      Contract Owners will be entitled to be present at the Meeting and give voting instructions for Shares attributable to their Contracts as of the close of business on January 21, 2000 ("Record Date"). There were _______ Shares of the Fund outstanding and entitled to vote as of the Record Date. On the Record Date, the Separate Accounts of PaineWebber Life Insurance Company, American Republic Insurance Company and Keyport Benefit Life Insurance Company owned of record ____%, ____% and ___%, respectively, of the outstanding Shares of the Fund.

      The Companies will vote Shares of the Fund held by the Separate Accounts in accordance with voting instructions received by the Contract Owners. The Companies will vote Shares of the Fund for which a voting instruction card is returned signed and dated but with no specific instructions as to a proposal "FOR" the proposal. The Companies will vote Shares of the Fund for which no voting instruction cards are returned in the same proportion as Shares of the Fund for which voting instruction cards have been returned. To the knowledge of the Trust's management, as of the Record Date, there are no persons with the ability to provide voting instructions with respect to more than 5% of the outstanding Shares of the Fund. However, the proportionate voting by the Companies of Shares for which no voting instruction cards are returned may result in certain Contract Owners' instructions affecting the vote of 5% or more of the outstanding Shares. To the knowledge of the Trust's management, as of the Record Date, the trustees and executive officers of the Trust, as a group, had the ability to provide voting instructions for less than 1% of the outstanding Shares of the Fund.

      The presence in person or by proxy of the holders of a majority of the outstanding Shares of the Fund is required to constitute a quorum at the Meeting. Abstentions will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Thus, abstentions will have the same effect as a negative vote on adjournment and on the proposals, which require the affirmative vote of a specified portion of the Fund's outstanding Shares.

      In the absence of a quorum or in the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there are sufficient votes for approval and it is otherwise appropriate, even though the Meeting is adjourned as to other proposals.

      You  may  revoke  any  voting   instructions   by  giving  another  voting
instruction  card  or  by  letter  or  telegram   revoking  the  initial  voting
instructions. To be effective, your revocation must be received by the appropriate Company prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, provide voting instructions at the Meeting, thereby canceling any voting instructions previously given. Attendance in person at the Meeting by itself, however, will not revoke a previously tendered voting instruction card.

      Each full Share of the Fund is entitled to one vote and each fractional Share is entitled to a proportionate Share of one vote with respect to each matter voted upon by shareholders of the Fund. Information about the vote necessary with respect to each proposal is discussed below in connection with the proposal.

      THE TRUST WILL FURNISH TO THE COMPANIES AND TO THE CONTRACT OWNERS WITHOUT CHARGE, COPIES OF THE MOST RECENT ANNUAL REPORT AND MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT UPON REQUEST. CONTRACT OWNERS MAY REQUEST THESE REPORTS BY WRITING TO ANNUITY ADMINISTRATION, 601 6TH AVENUE, DES MOINES, IOWA OR BY CALLING [1-800-367-6058].


      PROPOSAL I: TO APPROVE OR DISAPPROVE A NEW INVESTMENT SUB-ADVISORY CONTRACT WITH PACIFIC INVESTMENT MANAGEMENT COMPANY

      INTRODUCTION. Since September 1995, Pacific Investment Management Company ("PIMCO") has served as investment sub-adviser to the Fund pursuant to an investment sub-advisory contract ("Current Sub-Advisory Contract"). PIMCO will undergo a change of control as a result of the consummation of the transaction described below, resulting in the assignment, and therefore automatic termination, of the Current Sub-Advisory Contract. Upon completion of the transaction, PIMCO Advisors, L.P. and its subsidiaries, including PIMCO, will be controlled by Allianz of America, Inc. ("Allianz of America"). It is proposed that PIMCO continue to serve as investment sub-adviser of the Fund following completion of the transaction. Therefore, in connection with the transaction and as required by the Investment Company Act of 1940, as amended ("1940 Act"), shareholders of the Fund are being asked in Proposal I to approve a new sub-advisory contract which is substantially similar to the Current Sub-Advisory Contract ("New Sub-Advisory Contract") except as described herein. The Board of the Trust recommends that shareholders approve the New Sub-Advisory Contract, a form of which is attached as Appendix A.

      PIMCO  is  a  subsidiary  partnership  of  PIMCO  Advisors,  L.P.  ("PIMCO
Advisors"). The general partners of PIMCO Advisors are PIMCO Partners, G.P. ("Partners G.P.") and PIMCO Advisors Holdings L.P. ("PAH"). Partners G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company ("Pacific Life"), and PIMCO Partners LLC ("Partners LLC"), a California limited liability company controlled by the current managing directors and two former managing directors of PIMCO ("Managing Directors"). PAH is a publicly traded Delaware limited partnership and its primary source of income is its proportionate share of the net income of PIMCO Advisors. Partners G.P. is the sole general partner of PAH. The address of all the above entities, with the exception of Pacific Life, is 800 Newport Center Drive, Newport Beach, California 92660. Pacific Life is located at 700 Newport Center Drive, Newport Beach, California 92660.

      DESCRIPTION OF THE TRANSACTION. On October 31, 1999, PIMCO Advisors, PAH, Partners G.P., certain of their affiliates, Allianz of America and certain other parties named therein entered into an Implementation and Merger Agreement ("Merger Agreement") pursuant to which Allianz of America will acquire majority ownership of PIMCO Advisors ("Transaction").

      The Merger Agreement provides for the acquisition of PAH by Allianz of America through a merger of a subsidiary of Allianz of America with and into PAH. In the merger, each of the outstanding limited partnership and general partner units in PAH will be converted into the right to receive in cash an amount per unit equal to $38.75, subject to a downward adjustment if the aggregate annualized investment advisory and sub-advisory fees for all accounts managed by PIMCO Advisors and its subsidiaries, expressed as a "revenue run-rate," declines (excluding market-based changes) below a specified level ("Unit Transaction Price"). In no event will the Unit Transaction Price be reduced below $31.00 per unit. As a result of the merger, PAH will become an indirect wholly-owned subsidiary of Allianz of America.

      Following the merger, subsidiaries of Allianz of America will, in a series of transactions, acquire for cash additional partnership interests in PIMCO Advisors, bringing its ownership interest in PIMCO Advisors to approximately 70%, including the approximately 44% interest held through PAH. As part of the Transaction, a subsidiary of Allianz of America will acquire Partners G.P. through an acquisition of the managing general partner interest in Partners G.P. from Partners LLC (the managing general partner of Partners G.P.) for approximately $5.5 million and of the member interests in Partners G.P. that are indirectly owned by Pacific Life. Pacific Life, which through subsidiaries owns approximately a 30% interest in PIMCO Advisors, will retain an indirect interest in PIMCO Advisors following the closing. As a result of the Transaction, Allianz of America will control PIMCO Advisors, having acquired approximately 70% of the outstanding partnership interests in PIMCO Advisors for a total consideration of approximately $3.3 billion, while the remainder will continue to be owned by Pacific Life.

      In connection with the closing, Allianz of America will enter into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in PIMCO Advisors. The put option held by Pacific Life will allow it to require Allianz of America, on the last business day of each calendar quarter following the closing of the Transaction, to purchase at a formula-based price all of the PIMCO Advisors units owned directly or indirectly by Pacific Life. The call option held by Allianz of America will allow it, beginning January 31, 2003 or upon a change in control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same price, all of the PIMCO Advisors units owned directly or indirectly by Pacific Life.

      The Transaction is expected to be completed by the end of the first quarter of 2000, although there is no assurance that the Transaction will be completed. Completion of the Transaction is subject to a number of conditions, including, among others, (i) the approval of the public unitholders of PAH, (ii) the receipt of certain regulatory approvals, and (iii) PIMCO Advisors' revenue run-rate (excluding market-based changes) for all accounts managed by PIMCO Advisors and its subsidiaries being at least 75% of the September 30, 1999 revenue run-rate amount. Approval of the New Sub-Advisory Contract by the shareholders of the Fund will help satisfy condition (iii) described in the preceding sentence by maintaining PIMCO's sub-advisory relationship with the

Fund. If the Transaction is not completed for any reason, the Current Sub-Advisory Contract will remain in effect. In the event the New Sub-Advisory Contract is not approved by the Fund's shareholders and the Transaction is completed, the Board will consider appropriate action.

      Pursuant to the Merger Agreement, PIMCO Advisors and PIMCO will enter into employment, retention and incentive arrangements with key employees of PIMCO Advisors and PIMCO. These benefits include new employment agreements, retention and incentive awards vesting over a term of years and restricted stock grants. In addition, certain key employees of PIMCO Advisors' investment advisory subsidiaries will receive payments in respect of previously existing non-competition arrangements in connection with the acquisition by Allianz of America of the PIMCO Advisors units on which such arrangements were based.

      Allianz of America and each of the other parties to the Merger Agreement have agreed to use reasonable best efforts to ensure compliance with Section 15(f) of the 1940 Act as it applies to the Transaction. Section 15(f) provides a non-exclusive safe harbor for PIMCO or any affiliated persons to receive any amount or benefit in connection the "change of control" if two conditions are met. First, the Transaction must not impose any unfair burden on any investment company client of the adviser, including the Fund. Second, during the three-year period after the Transaction, at least 75% of the board of each investment company client, including the Trust, must not be interested persons of PIMCO (or any predecessor or successor adviser). Currently, no trustee of the Trust is an interested person of PIMCO, and PIMCO has advised the Board that it is not aware of any circumstances arising from the Transaction that would impose an unfair burden on the Fund.

      POST-TRANSACTION STRUCTURE AND OPERATIONS. Upon completion of the Transaction, PIMCO Advisors and its subsidiaries, including PIMCO, will be controlled by Allianz of America. Allianz of America is a holding company that owns several insurance and financial service companies and is a subsidiary of Allianz AG. Allianz of America will control PIMCO Advisors through its managing member interest in Pacific-Allianz Partners LLC ("PacPartners LLC"), which will be the sole general partner of PIMCO Advisors following the Transaction. While Allianz of America will control PacPartners LLC, Pacific Life will hold a portion of its continuing interest in PIMCO Advisors through an interest in PacPartners LLC. Allianz of America, through subsidiaries, will be the managing member of PacPartners LLC and will have the full authority and control over all actions taken by PacPartners LLC as the general partner of PIMCO Advisors, provided that Pacific Life's consent is required for certain extraordinary actions.

      Operationally, PIMCO is expected to remain independent and to lead the global fixed income investment efforts of Allianz AG. In this regard, PIMCO will coordinate its activities with Allianz Asset Management ("AAM"), a subsidiary of Allianz AG that coordinates global Allianz asset management activities. To permit the provision of advisory services to non-U.S. clients of Allianz AG, PIMCO personnel, including personnel with portfolio management responsibility for the Fund, may become affiliated with AAM or other Allianz-controlled advisory firms. PIMCO also may call upon the research capabilities and resources of Allianz AG and its advisory affiliates in connection with providing investment advice to its clients. PIMCO is currently expected to continue to operate in the United States under its existing name.

      Both William S. Thompson, Jr., the current Chief Executive Officer of PIMCO, and William H. Gross, the current Chief Investment Officer of PIMCO, will have roles on the Executive Committee of AAM, with Mr. Thompson serving as the Executive Committee's Deputy Chairman. Messrs. Thompson and Gross will enter into employment contracts with a term of seven years following the Transaction. Other key employees of PIMCO and PIMCO Advisors, including the Managing Directors, have also contractually agreed to remain with PIMCO for significant periods following the Transaction.

      DESCRIPTION OF ALLIANZ AG AND ITS AFFILIATES. Allianz AG, the parent of Allianz of America, is a German AKTIENGESELLSCHQFT (a German publicly-traded company) which, together with its subsidiaries, comprises the world's second largest insurance group as measured by premium income. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. The Allianz group currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After completion of the Transaction, PIMCO and the Allianz group combined will have over $650 billion in assets under management. Allianz AG's address is: Koniginstrasse 28, D-80802, Munich, Germany.

      Significant institutional shareholders of Allianz AG currently include, among others, Dresdner Bank AG, Deutsche Bank AG, Munich Reinsurance and HypoVereinsbank. Following completion of the Transaction, Dresdner Bank AG and Deutsche Bank AG, as well as certain broker-dealers that might be deemed to be affiliated with these entities, such as Bankers Trust Company, BT Alex Brown, Inc., Deutsche Bank Securities, Inc. and Dresdner Kleinwort Benson North America LLC (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of PIMCO. Once the Transaction is completed, absent an SEC exemption or other relief, the Fund generally would be precluded from effecting principal transactions with the Affiliated Brokers, and their ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. PIMCO does not believe that applicable restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance. Other series of the Trust for which PIMCO (or an affiliate) does not serve as an investment sub-adviser would not, in general, be subject to these same restrictions post-closing.

      ANTICIPATED IMPACT OF THE TRANSACTION ON MANAGEMENT OF THE FUND. PIMCO has received structural and contractual protections as terms of the Transaction that ensure PIMCO's operational autonomy and continuity of management. PIMCO is confident that Allianz AG is committed to the people and process that have led to PIMCO's success over the years. Accordingly, PIMCO has represented to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and the Fund's Board that the Transaction should have no immediate impact, other than as already noted above, on the management of the Fund or PIMCO's capacity to provide the type, quality, or quantity of services that it currently provides, and the Fund should continue to receive the same high quality of service after the Transaction. As discussed below, however, PIMCO believes that the Transaction offers the potential to enhance significantly its future ability to deliver quality investment sub-advisory services.

      THE BENEFITS OF THE TRANSACTION. PIMCO has represented to Mitchell Hutchins that it anticipates that the Transaction with Allianz AG will benefit PIMCO and the Fund in a variety of ways, including the following:

      o PIMCO's investment expertise will be enhanced because of the business experience and relationships that Allianz AG has built around the globe, particularly in Europe. PIMCO's access to European markets and business opportunities will be greatly enhanced by Allianz AG's experience and relationships. The combined global resources of PIMCO and Allianz AG will allow PIMCO to take advantage of the growth in international markets and the explosive potential for premier money managers in the global marketplace.

      o Allianz AG has a team of fixed income professionals in place that currently manages more than $100 billion in assets. Integration of these professionals and assets with PIMCO provides an excellent opportunity for furthering PIMCO's global fixed income expertise.

      o The rotation of many of PIMCO's key investment professionals through international offices and overseas personnel through PIMCO's offices will result in more seasoned professionals with global experience.

      o The combination will provide additional career opportunities for PIMCO professionals, furthering PIMCO's ability to attract and retain the best people.

      o Allianz AG has a stated growth strategy to be among the top five providers of its services in the world's key markets, which is a key factor in PIMCO's decision to proceed with the Transaction. The combined entity will be the sixth largest investment manager in the world. The Transaction will significantly increase assets under PIMCO's management, and will offer the opportunity for continued growth in the future. Strong relative investment results depend on a sound, disciplined investment process and effective execution; size can be a benefit to both.

      COMPARISON OF THE CURRENT AND NEW SUB-ADVISORY  CONTRACTS.  The provisions
of  the  Current  Sub-Advisory   Contract  and  the  New  Sub-Advisory  Contract
(collectively, the "Sub-Advisory Contracts") are substantially similar.

      The Current Sub-Advisory Contract, dated _________, 1995, was last approved by the Board, including a majority of the Trustees who are not parties to the Current Sub-Advisory Contract or interested persons (as defined by the 1940 Act) of the Trust (other than as Trustees of the Trust), Mitchell Hutchins or PIMCO ("Independent Trustees"), at a meeting held on May 13, 1999. The Current Sub-Advisory Contract was last submitted to shareholders for approval on September 21, 1995, for the purpose of implementing the Fund's current service arrangements with respect to sub-advisory services. If the Transaction is not consummated, PIMCO will continue to serve as sub-adviser to the Fund under the Current Sub-Advisory Contract.

      PIMCO has advised the Fund that it currently anticipates that the same persons responsible for management of the Fund under the Current Sub-Advisory

Contract will continue to be responsible for management of the Fund under the New Sub-Advisory Contract. PIMCO has advised the Trust that it does not anticipate that the Transaction will cause any reduction in the quality or types of services now provided to the Fund or have any adverse effect on PIMCO's ability to fulfill its obligations to the Fund.

      Under both Sub-Advisory Contracts, PIMCO is responsible, subject to the supervision of the Board and Mitchell Hutchins, for the actual investment management of the Fund's assets, including placing purchase and sell orders for investments and for other related transactions. Under those contracts, PIMCO agrees to provide a continuous investment program for the Fund, including investment research and management. In addition, both contracts provide that PIMCO will manage the Fund's assets so that the Fund satisfies the diversification requirements under Section 817(h) of the Code. The New Sub-Advisory Contract provides that PIMCO may seek research assistance and rely upon resources available to it through its affiliated companies to the extent that such actions would not constitute an "assignment" for purposes of the 1940 Act. However, such assistance and/or reliance will not relieve PIMCO of its obligations under the New Sub-Advisory Contract. In addition, the New Sub-Advisory Contract provides that PIMCO will vote proxies of issuers of securities held by the Fund. Both Sub-Advisory Contracts recognize that PIMCO may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers who provide PIMCO with research, analysis, advice or similar services. Both Sub-Advisory Contracts also provide that PIMCO will maintain all books and records required to be maintained by PIMCO pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In addition, both Sub-Advisory also provide that PIMCO will furnish the Board and Mitchell Hutchins with economic and investment analyses and reports as the Board or Mitchell Hutchins reasonably may request, will provide the Board and Mitchell Hutchins with quarterly reports setting forth the Fund's performance, and will make available to the Board and Mitchell Hutchins upon request any economic, statistical and investment services normally available to other customers of PIMCO.

      Both Sub-Advisory Contracts provide that PIMCO is entitled to receive from Mitchell Hutchins, and not the Fund, a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets. In addition, both Sub-Advisory Contracts state that for those periods in which Mitchell Hutchins has agreed to waive all or a portion of its management fee, Mitchell Hutchins may ask PIMCO to waive the same proportion of its fees, but PIMCO is under no obligation to do so. PIMCO bears all expenses incurred by it in connection with its services under each Sub-Advisory Contract. Neither the Trust nor the Fund has any responsibility to pay sub-advisory fees to the PIMCO. During the Fund's last fiscal year ended December 31, 1999, Mitchell Hutchins, and not the Fund, paid PIMCO $_______ for sub-advisory services.

      Both Sub-Advisory Contracts provide that PIMCO will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust, its shareholders or Mitchell Hutchins in connection with the matters to which the Sub-Advisory Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Contract.

      Moreover, both Sub-Advisory Contracts provide for termination, without payment of any penalty, by vote of the Board or by a vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to PIMCO. Mitchell Hutchins may also terminate the Sub-Advisory Contracts, without payment of any penalty: (1) on 120 days' written notice to PIMCO; (2) immediately upon material breach by PIMCO of representations and warranties contained in the Sub-Advisory Contracts; or (3) immediately if, in the reasonable judgment of Mitchell Hutchins, PIMCO becomes unable to discharge its duties and obligations under the Sub-Advisory Contract, including circumstances such as financial insolvency of the PIMCO or other circumstances that could adversely affect the Fund. In addition, PIMCO may terminate the Sub-Advisory Contracts, without payment of any penalty, on 120 days' written notice to Mitchell Hutchins. The Sub-Advisory Contracts terminate automatically in the event of "assignment" (as defined in the 1940 Act).

      The New Sub-Advisory Contract includes a few additional provisions. It provides that neither PIMCO nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Trust, the Fund, Mitchell Hutchins or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of Mitchell Hutchins. It also stipulates that PIMCO will notify Mitchell Hutchins if there is a death or withdrawal of any of its partners, upon admission of any partners or upon any other changes in its membership.

      Mitchell Hutchins and the Trust have received an order of exemption from the U.S. Securities and Exchange Commission ("SEC") that permits Mitchell Hutchins not only to terminate the New Sub-Advisory Contract, but also to appoint a new sub-adviser, subject to approval by the Board of the Trust but not by the holders of a majority of the outstanding Shares of the Trust or the Fund, once shareholders approve this policy. See Proposal II for more information.

      At the November 11, 1999 Board meeting, the New Sub-Advisory Contract was approved unanimously by the Board, including all of the Independent Trustees. The New Sub-Advisory Contract, as approved by the Board, is submitted for approval by the shareholders of the Fund.

      If the New Sub-Advisory Contract is approved by the Fund's shareholders, it will take effect immediately upon the closing of the Transaction. The New Sub-Advisory Contract will remain in effect for two years from the date it takes effect and, unless earlier terminated, will continue from year to year with respect to the Fund, provided that each such continuance is approved annually, with respect to the contract and Fund, (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case,
(ii) by a majority of the Trustees who are not parties to the New Sub-Advisory Contract or "interested persons" of any such party (other than as Trustees of the Trust).

      EVALUATION BY THE BOARD. The Board has determined that, by approving the New Sub-Advisory Contract on behalf of the Fund, the Trust can best assure itself that services currently provided to the Fund by PIMCO, its officers and employees, will continue without interruption after the Transaction. The Board believes that, like the Current Sub-Advisory Contract, the New Sub-Advisory Contract will enable the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.

      In determining whether it was appropriate to approve the New Sub-Advisory Contract and to recommend approval to shareholders, the Board, including the Independent Trustees, considered various materials and representations provided by PIMCO, including information concerning compensation and employment arrangements to be implemented in connection with the Transaction and considered a report provided by Allianz AG.

      Information considered by the Trustees included, among other things, the following: (1) PIMCO's representation that the same persons responsible for management of the Fund under the Current Sub-Advisory Contract are expected to continue to manage the Fund under the New Sub-Advisory Contract, thus helping to ensure continuity of management; (2) the compensation to be received by PIMCO under the New Sub-Advisory Contract is the same as the compensation paid under the Current Sub-Advisory Contract, which the Board previously has determined to be fair and reasonable; (3) PIMCO's representation that it will not seek to increase the rate of sub-advisory fees paid by the Fund for a period of at least two years following the Transaction; (4) the substantial commonality of the terms and provisions of the New Sub-Advisory Contract with the terms of the Current Sub-Advisory Contract; (5) representations made by PIMCO concerning the impact of affiliated brokerage relationships on its ability to provide services to the Fund, and on the Fund's ability to engage in portfolio transactions; (6) the representations by PIMCO and Allianz AG that the integration of Allianz AG's and PIMCO's operations could produce benefits to shareholders through economies of scale, expansion of PIMCO's investment expertise through the addition of
Allianz AG's fixed income investment business expertise and global relationships, the expansion of PIMCO's investment research capabilities, and the ability to enhance the quality of services provided to shareholders; (7) the nature and quality of the services rendered by PIMCO under the Current Sub-Advisory Contract; (8) the results achieved by PIMCO for the Fund; and (9) the quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of PIMCO.

      Based upon its review, the Board determined that, by approving the New Sub-Advisory Contract, the Fund can best be assured that services from PIMCO will be provided without interruption. The Board also determined that the New Sub-Advisory Contract is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the New Sub-Advisory Contract and voted to recommend its approval by the Fund's shareholders.

      REQUIRED VOTE. Approval of Proposal I requires the vote of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Fund, whichever is less.

                   THE BOARD RECOMMENDS THAT CONTRACT OWNERS VOTE
                                "FOR" PROPOSAL I.

      PROPOSAL II: TO APPROVE A POLICY TO PERMIT THE BOARD OF TRUSTEES TO APPOINT AND TERMINATE SUB-ADVISERS, TO ENTER INTO SUB-ADVISORY CONTRACTS

      AND TO APPROVE AMENDMENTS TO THE SUB-ADVISORY CONTRACTS, ON BEHALF OF THE FUND WITHOUT FURTHER SHAREHOLDER APPROVAL.

      SUMMARY. At the Board meeting on July 9, 1998, the Board approved, and recommended that shareholders of the Fund approve, a policy to permit Mitchell Hutchins, subject to the approval of the Board, to appoint and terminate sub-advisers, to enter into sub-advisory contracts and to amend sub-advisory contracts on behalf of the Fund without further shareholder approval ("Sub-Adviser Approval Policy").

      THE SECTION 15 EXEMPTIVE ORDER. An application to exempt the Trust from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder was granted by the SEC on January 19, 1999. The provisions of the 1940 Act require that shareholders of a mutual fund approve a new sub-advisory contract with the sub-adviser as well as material amendments to an existing sub-advisory contract. If shareholders approve this proposal, Mitchell Hutchins will be authorized, subject to approval by the Board, to evaluate, select and retain new sub-advisers for the Fund or modify the Fund's existing Sub-Advisory Contract (including termination) without obtaining further approval of the Fund's shareholders whenever Mitchell Hutchins and the Board believe these actions will benefit the Fund and its shareholders. As explained below, shareholders would receive detailed information regarding any change in sub-adviser or a material change to the sub-advisory contract.

      CURRENT SUB-ADVISER APPROVAL PROCESS. Currently, Mitchell Hutchins enters into sub-advisory contracts pursuant to which the selected sub-adviser has authority to provide the Fund with advice concerning the investment management of all (or a portion) of the Fund's assets. The sub-adviser determines what securities shall be purchased, what securities shall be sold and what portion of the Fund's assets shall remain uninvested. For these sub-advisory services to the Fund, Mitchell Hutchins pays the sub-adviser a monthly fee as specified in the sub-advisory contract. The sub-adviser bears its own expenses of providing sub-advisory services to the Fund. Neither the Trust nor the Fund has any responsibility to pay sub-advisory fees to the sub-adviser. The Fund's sub-advisory contracts are subject to approval by the Board, including the Independent Trustees, and in the absence of exemptive relief from the SEC, approval by the Fund's shareholders.

      PROPOSED SUB-ADVISER APPROVAL POLICY. Approval of the Sub-Adviser Approval Policy will not affect any of the requirements under the federal securities laws that govern the Trust, the Fund, Mitchell Hutchins, any sub-adviser, or any sub-advisory contract, other than the requirement to call a meeting of the Fund's shareholders for the purpose of approving a sub-advisory contract. The Board, including the Independent Trustees, will continue to evaluate and approve all new sub-advisory contracts between Mitchell Hutchins and any sub-adviser as well as all changes to existing sub-advisory contracts. In addition, the Trust and Mitchell Hutchins will be subject to several conditions imposed by the SEC to ensure that the interests of the Fund's shareholders (and Contract Owners) are adequately protected whenever Mitchell Hutchins acts under the Sub-Adviser Approval Policy. Furthermore, within 90 days of any change in sub-adviser or a material change to a sub-advisory contract, the Trust will provide the Fund's shareholders with an information statement that contains substantially the same relevant information about the sub-adviser, the sub-advisory contract and the sub-advisory fee that would be required to be sent to the Fund's shareholders in a proxy statement. This statement will inform the Fund's shareholders of the new sub-advisory arrangements. If not satisfied, shareholders would be able to exchange or redeem their Shares. The Companies would forward the information to the Contract Owners so that the Contract Owners would be advised of the new sub-advisory arrangements. If not satisfied, the Contract Owners could allocate the portion of the value of their Contract invested in the Fund to another investment.

      Shareholder approval of this Proposal II will not result in an increase or decrease in the total amount of investment advisory fees paid by the Fund to Mitchell Hutchins. If the Trust implements the Sub-Adviser Approval Policy, Mitchell Hutchins, pursuant to the Trust's Investment Advisory and Administration Agreement, will continue to provide the same level of management and administrative services to the Fund that it has always provided.

      The Sub-Adviser Approval Policy permits Mitchell Hutchins to change sub-advisers or sub-advisory arrangements in the following types of situations:
(1) the sub-adviser has a record of substandard performance; (2) the individual employees responsible for portfolio management of the Fund move from the sub-adviser to another investment advisory firm; (3) there is a change of control of the sub-adviser; (4) Mitchell Hutchins decides to diversify the Fund's management by adding another sub-adviser; (5) there is a change in investment style of the Fund; and (6) Mitchell Hutchins negotiates a reduction (or the sub-adviser negotiates an increase) in the portion of the advisory fee that Mitchell Hutchins pays to the sub-adviser. Furthermore, where there is a decrease in a sub-adviser's compensation paid by Mitchell Hutchins, the concomitant increase in the compensation available for retention by Mitchell Hutchins would not be deemed to be an increase in advisory compensation that requires a shareholder meeting. The Sub-Adviser Approval Policy will not be used to approve any sub-adviser that is affiliated with Mitchell Hutchins as that term is used in the 1940 Act or materially amend any sub-advisory contract with an affiliated sub-adviser.

      REASONS FOR REQUESTING SECTION 15 EXEMPTIVE RELIEF. The Board believes that providing Mitchell Hutchins with maximum flexibility to perform those duties that shareholders expect Mitchell Hutchins to perform--selecting, supervising and evaluating sub-advisers--without incurring the unnecessary delay or expense of obtaining further shareholder approval is in the best interests of the Fund's shareholders (and Contract Owners) because it will allow the Fund to operate more efficiently. Currently, in order for Mitchell Hutchins to appoint a sub-adviser or materially modify a sub-advisory contract, the Trust must call and hold a shareholder meeting of the Fund, create and distribute proxy materials, and arrange for the solicitation of voting instructions from the Contract Owners. This process is time-intensive, slow and costly. These costs are generally borne entirely by the Fund. Without the delay inherent in holding shareholder meetings, the Board would be able to act more quickly and with less expense to appoint a sub-adviser when the Board and Mitchell Hutchins feel that the appointment would benefit the Fund and its shareholders (and Contract Owners).

      Also, the Board believes that it is appropriate to vest the selection, supervision and evaluation of the sub-advisers in Mitchell Hutchins (subject to review by the Board) in light of Mitchell Hutchins' significant experience and expertise in selecting sub-advisers and shareholders' expectation that Mitchell Hutchins will utilize that expertise to select the most competent sub-advisers. Mitchell Hutchins has demonstrated that it has the requisite expertise to evaluate, select and supervise sub-advisers. The Board believes that many investors choose to invest in the Fund because of Mitchell Hutchins' experience in this respect.

      Finally, the Board will provide sufficient oversight of the sub-adviser selection process to ensure that shareholders' and Contract Owners' interests are protected whenever Mitchell Hutchins selects a sub-adviser or modifies a sub-advisory contract. The Board, including a majority of the Independent Trustees, will continue to evaluate and approve all new sub-advisory contracts as well as any modification to existing sub-advisory contracts. In each review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. The Board will compare the investment performance of the assets managed by the sub-adviser with other accounts with similar investment objectives managed by other advisers and will review the sub-adviser's compliance with federal securities laws and regulations. The Board believes that its review will ensure that Mitchell Hutchins continues to act in the best interests of the Fund and its shareholders (and Contract Owners). The Sub-Advisory Contract will continue to be subject to all provisions of the 1940 Act for which relief was granted by the SEC.

      REQUIRED VOTE. Approval of Proposal II requires the vote of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Fund, whichever is less.

                    THE BOARD RECOMMENDS THAT CONTRACT OWNERS
                             VOTE "FOR" PROPOSAL II

III.  OTHER BUSINESS

      Management does not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, the proxies will vote thereon in accordance with their best judgment in the interests of the Fund.


                               PROXY SOLICITATION

      PROXY SOLICITATION. The costs of the Meeting, including the costs of preparing solicitation materials, will be borne by PIMCO. The principal solicitation will be by mail, but proxies also may be solicited by telephone, telegraph, the Internet or personal interview by regular employees of PaineWebber Incorporated ("PaineWebber") and Mitchell Hutchins, who will not receive any compensation from the Fund for doing so. MIS Corporation has been retained to assist with solicitation activities and will be paid fees and expenses of approximately $____. The Trust will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

                             ADDITIONAL INFORMATION

ADDITIONAL INFORMATION ABOUT MITCHELL HUTCHINS

      Mitchell Hutchins, a Delaware corporation and the Fund's investment adviser and administrator, is a wholly-owned asset management subsidiary of PaineWebber, a wholly-owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly held corporation. The principal business offices of Mitchell Hutchins, PaineWebber and PW Group are located at 51 West 52nd Street, New York, New York 10019-6114. In addition, Mitchell Hutchins serves as the distributor of the Fund's Shares under separate distribution contracts with respect to each class of the Fund's Shares that require Mitchell Hutchins to use its best efforts consistent with its other businesses to sell the Fund's Shares. During its fiscal year ended December 31, 1999, the Fund did not pay commissions to any broker that was affiliated with the Fund, Mitchell Hutchins or PIMCO.

      As of December 31, 1999, Mitchell Hutchins served as adviser or sub-adviser to ___ investment companies with an aggregate of ___ separate portfolios and aggregate assets under management of approximately $____ billion.

ADDITIONAL INFORMATION ABOUT PIMCO

      As of December 31, 1999, PIMCO has over $___ in assets under management. Information concerning PIMCO, its principal executive officer and directors is included in Appendix B. Information regarding advisory fees paid by other investment companies advised by PIMCO with investment objectives similar to the Fund also is included in Appendix B.

SHAREHOLDER PROPOSALS

      As a general matter, the Trust does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Fund's shareholders should send such proposals to the Fund at 51 West 52nd Street, New York, New York, 10019-6114, attn: Dianne E. O'Donnell, Secretary. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

      TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                    By Order of the Board of Trustees,


                                    ---------------------------
                                    Dianne E. O'Donnell
                                    Secretary


February ___, 2000
51 West 52nd Street
New York, NY  10019-6114

                                   APPENDIX A
                                   ----------


                    FORM OF SUB-INVESTMENT ADVISORY AGREEMENT
                    -----------------------------------------


        Agreement made as of __________, 2000 between MITCHELL HUTCHINS ASSET MANAGEMENT INC. ("Mitchell Hutchins"), a Delaware corporation, and PACIFIC INVESTMENT MANAGEMENT COMPANY ("Sub-Adviser"), a Delaware general partnership (hereinafter referred to as the "Agreement").

                                    RECITALS

        (1) Mitchell Hutchins has entered into an Investment Advisory and Administration Contract dated April 21, 1988, as supplemented by an Investment Advisory and Administration Fee Agreement dated May 1, 1989, ("Advisory Contract") with Mitchell Hutchins Series Trust (formerly named PaineWebber Series Trust) ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

        (2) The  Trust  offers  for  public  sale  distinct  series of shares of beneficial interest, including a series of shares of the Trust known as Strategic Fixed Income Portfolio (formerly named "Government Portfolio") ("Portfolio");

        (3) Under the Advisory Contract, Mitchell Hutchins has agreed to provide certain investment advisory and administrative services to the Portfolio;

        (4) The Advisory Contract permits Mitchell Hutchins to delegate certain of its duties as investment adviser thereunder to a sub-adviser;

        (5) Mitchell Hutchins wishes to retain the Sub-Adviser to furnish certain investment advisory services to Mitchell Hutchins and the Portfolio; and

        (6) The Sub-Adviser is willing to furnish those services;

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Mitchell Hutchins and the Sub-Adviser agree as follows:

      1. APPOINTMENT. Mitchell Hutchins hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

      2.    DUTIES AS SUB-ADVISER.

      (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and review by Mitchell Hutchins, and any written guidelines adopted by the Board or Mitchell Hutchins, the Sub-Adviser will provide a continuous investment program for the Portfolio, including investment research and management. The Sub-Adviser may from time to time seek research assistance or rely upon resources available to it through its affiliated companies to the extent such actions will not constitute an "assignment" for purposes of the 1940 Act but in no case shall such assistance and/or reliance relieve the Sub-Adviser of any of its obligations hereunder, nor shall the Portfolio or Mitchell Hutchins be responsible for any additional fees or expenses hereunder as a result. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Portfolio. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions. The Sub-Adviser will be responsible for voting proxies of issuers of securities held by the Portfolio. The Sub-Adviser understands that the Portfolio's assets need to be managed so as to permit the Portfolio to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Sub-Adviser will provide services under this Agreement in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").

        (b) The Sub-Adviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of the Portfolio, the Sub-Adviser may, in its discretion, use brokers who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Portfolio, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determination in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the
Sub-Adviser to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term. In no instance will portfolio securities be purchased from or sold to Mitchell Hutchins or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the portfolio with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Portfolio and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. Mitchell Hutchins recognizes that in some cases this procedure may adversely affect the results obtained for the Portfolio.

      (c) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Portfolio, and will furnish the Board and Mitchell Hutchins with such periodic and special reports as the Board or Mitchell Hutchins reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Portfolio are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for the

Portfolio upon request by the Trust.

      (d) At such times as shall be reasonably requested by the Board or Mitchell Hutchins, the Sub-Adviser will provide the Board and Mitchell Hutchins with economic and investment analyses and reports as well as quarterly reports setting forth the Portfolio's performance and make available to the Board and Mitchell Hutchins any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

      (e) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities and will use its reasonable efforts to arrange for the provision of a price(s) from a party(ies) independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

        3. FURTHER DUTIES. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement and with the written instructions and written directions of the Board and Mitchell Hutchins; and will comply with the requirements of the 1940 Act, and the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each, Subchapter M of the Code as applicable to regulated investment companies, the diversifications requirements applicable to the Portfolio under Section 817(h) of the Code and all other federal and state laws and regulations applicable to the Trust and the Portfolio. Mitchell Hutchins agrees to provide to the Sub-Adviser copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, written instructions and directions of the Board and Mitchell Hutchins, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; provided however that the Sub-Adviser's duty under this Agreement to act in conformity with any document, instruction, or guidelines produced by the Trust or Mitchell Hutchins shall not arise until it has been delivered to the Sub-Adviser. Any changes to the objectives, policies or restrictions will make due allowance for the time within which the Sub-Adviser shall have to come into compliance.

      4. EXPENSES. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Portfolio or Mitchell Hutchins.

      5.   COMPENSATION.

      (a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, Mitchell Hutchins, and not the Portfolio, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets (computed in the manner specified in the Advisory Contract), and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed.

      (b) The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

      (c) For those periods in which Mitchell Hutchins has agreed to waive all or a portion of its management fee, Mitchell Hutchins may ask the Sub-Adviser to waive the same proportion of its fees, but the Sub-Adviser is under no obligation to do so.

      (d) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

        6. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Trust or its shareholders or by Mitchell Hutchins in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

      7. REPRESENTATIONS OF SUB-ADVISER. The Sub-Adviser represents, warrants and agrees as follows:

      (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Mitchell Hutchins of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

      (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Mitchell Hutchins and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice-president of the Sub-Adviser shall certify to Mitchell Hutchins that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub- Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Mitchell Hutchins, the Sub-Adviser shall permit Mitchell Hutchins, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

      (c) The Sub-Adviser has provided Mitchell Hutchins with a copy of its Form ADV, as most recently filed with the Securities and Exchange Commission ("SEC"), and promptly will furnish a copy of all amendments to Mitchell Hutchins at least annually.

      (d) The Sub-Adviser shall provide notice to Mitchell Hutchins within a reasonable time after being informed or learning of the death or withdrawal of any of its partners, upon the admission of any new partners or upon any other change in its membership.

      (e) The Sub-Adviser will notify Mitchell Hutchins of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change.

      (f) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Portfolio, Mitchell Hutchins or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of Mitchell Hutchins.

      8. SERVICES NOT EXCLUSIVE. The Sub-Adviser may act as an investment adviser to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do anything in connection therewith or related thereto, except as prohibited by applicable law; and no such performance of management or other services or taking of any such action or doing of any such thing shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Sub-Adviser to or with the Trust, Portfolio or Mitchell Hutchins or deemed to violate or give rise to any duty or obligation of the Sub-Adviser to the Trust, Portfolio or Mitchell Hutchins except as otherwise imposed by law or by this Agreement.

      9.    DURATION AND TERMINATION.

      (a) This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio's outstanding voting securities.

      (b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Portfolio.

      (c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by Mitchell Hutchins: (i) upon 120 days' written notice to the Sub-Adviser; (ii) immediately upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment of Mitchell Hutchins, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Portfolio. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days' written notice to Mitchell Hutchins. This Agreement will terminate automatically in the event of its assignment or upon termination of the Advisory Contract as it relates to the Portfolio.

      10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party, and (ii) by a vote of a majority of the Portfolio's outstanding voting securities (unless in the case of (ii), the Trust receives an SEC order or no-action letter permitting it to modify the Agreement without such vote).

      11. GOVERNING LAW. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

      12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

      14. NOTICES. Any written notice herein required to be given to the Sub-Adviser or Mitchell Hutchins shall be deemed to have been given upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Mitchell Hutchins will be sent to the attention of Victoria E. Schonfeld, General Counsel. All notices provided to the Sub-Adviser will be sent to the attention of ______________, compliance officer.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.







      Attest:                       MITCHELL HUTCHINS ASSET MANAGEMENT INC.
                                          51 West 52nd Street
                                          New York, New York 10019-6114


      By:_____________________________    By:_________________________________
      Name:  Keith A. Weller              Name:  Dianne E. O'Donnell
      Title: First Vice President         Title: Senior Vice President




      Attest:                       PACIFIC INVESTMENT MANAGEMENT COMPANY
                                          840 Newport Center Drive, Suite 380
                                          Newport Beach, California 92660


                                    By:_________________________________
                                          Name:
                                          Title: Managing Director

                                   APPENDIX B
                                   ----------

                             INFORMATION ABOUT PIMCO


      The address of PIMCO is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO is registered as an investment adviser under the Investment Advisers Act of 1940 and is registered as a commodity trading advisor with the Commodity Futures Trading Commission.

      PIMCO's directors and principal executive officer, their principal occupations and dates of service are shown below. The address of each director and officer is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.


--------------------------------------------------------------------------------
NAME                      POSITION AND PRINCIPAL OCCUPATION
LENGTH OF SERVICE

William S. Thompson, Jr. Managing Director, Chief Executive Officer and April 1993 to Present Executive Committee Member, PIMCO; Managing Director,
                          Chief   Executive   Officer   and   Director,    PIMCO
                          Management,  Inc.;  Member  of  Management  Board  and
                          Executive Committee,  PIMCO Advisors L.P.;  President,
                          Chief  Executive  officer and Member,  PIMCO  Partners
                          LLC.

William R. Benz, II       Managing  Director,   PIMCO;   Managing  Director  and
June 1986 to Present      Director,  PIMCO  Management,  Inc.;  Member  of PIMCO
                          Partners LLC.

Robert Wesley Burns       Managing Director and Executive Committee Member, to
February 1987 to Present  to PIMCO; Managing Director and Director,  PIMCO
                          Management,  Inc.; Member of PIMCO Partners LLC.

Chris P. Dialynas         Managing  Director,   PIMCO;   Managing  Director  and
July 1983 to Present      Director  PIMCO  Management,  Inc.;  Member  of  PIMCO
                          Partners LLC.

Mohamed A. El-Erian       Managing  Director,   PIMCO;   Managing  director  and
May 1999 to Present       Director, PIMCO Management, Inc.

William H. Gross          Managing  Director,   PIMCO;   Managing  Director  and
June 1971 to Present      Director,  PIMCO Management,  Inc.;  Director and Vice
                          President,  StocksPLUS  Management,  Inc.;  Member  of
                          Management  Board,  PIMCO  Advisors  L.P.;  Member  of
                          PIMCO Partners LLC.

John L. Hague             Managing  Director  and  Executive  Committee  Member,
September 1987 to         PIMCO.   Managing   Director    and    Director, PIMCO
Present                   Management, Inc.  Member of PIMCO Partners LLC.

Pasi M. Hamalainen        Managing  Director,   PIMCO;   Managing  Director  and
January 1994 to Present   Director, PIMCO Management, Inc.

Brent R. Harris           Managing  Director  and  Executive  Committee  Member,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME                      POSITION AND PRINCIPAL OCCUPATION
LENGTH OF SERVICE

June 1985 to Present      PIMCO.   Managing   Director   and   Director,   PIMCO
                          Management,   Inc.;   Director  and  Vice   President,
                          StocksPLUS  Management,  Inc.;  Member  of  Management
                          Board and Executive  Committee,  PIMCO  Advisors L.P.;
                          Member of PIMCO Partners LLC.

Brent L. Holden           Managing  Director,   PIMCO;   Managing  Director  and
December  1989 to         Director, PIMCO Management, Inc.
Present

Margaret E. Isberg        Managing  Director,   PIMCO;   Managing  Director  and
August 1983 to Present    Director,  PIMCO  Management,  Inc.;  Member  of PIMCO
                          Partners LLC.

John S. Loftus            Managing  Director,   PIMCO;   Managing  Director  and
August 1986 to Present    Director, PIMCO Management, Inc.


Dean S. Meiling           Managing  Director,   PIMCO;   Managing  Director  and
December 1976 to          Director,  PIMCO  Management, Inc.;  Member  of  PIMCO
Present                   Partners LLC.

James F. Muzzy            Managing  Director  and  Executive  Committee  Member,
September 1971 to         PIMCO;  Managing  Director    and    Director,   PIMCO
Present                   Management,   Inc.;   Director  and  Vice   President,
                          StocksPLUS  Management,  Inc.;  Member of PIMCO
                          Partners LLC.

William F. Podlich, III   Managing  Director,   PIMCO;   Managing  Director  and
June 1966 to Present      Director,   PIMCO   Management,    Inc.;   Member   of
                          Management  Board,  PIMCO Advisors L.P.; Member of
                          PIMCO Partners LLC.

William C. Powers         Managing  Director,   PIMCO;   Managing  Director  and
January 1991 to Present   Director,  PIMCO  Management,  Inc.;  Member  of PIMCO
                          Partners LLC.

Ernest L. Schmider        Managing  Director  and  Secretary,   PIMCO;  Managing
March 1994 to Present     Director  and  Secretary,   PIMCO  Management,   Inc.;
                          Director   and   Assistant   Secretary,   StocksPLUS
                          Management, Inc.;  Senior  Vice  President, PIMCO
                          Advisors  L.P.; Secretary, PIMCO Partners LLC.

Lee R. Thomas             Managing  Director,   PIMCO;   Managing  Director  and
April 1995 to Present     Director,  PIMCO  Management,  Inc.;  Member  of PIMCO
                          Partners LLC.

Benjamin L. Trosky        Managing  Director,   PIMCO;   Managing  Director  and
October 1990 to Present   Director,   PIMCO   Management,    Inc.;   Member   of
                          Management  Board,  PIMCO Advisors L.P.; Member oF
                          PIMCO Partners LLC.
--------------------------------------------------------------------------------

OTHER INVESTMENT COMPANY CLIENTS

      PIMCO also serves as investment adviser or sub-adviser to the following investment companies, which have similar investment objectives to the Fund's, at the fee rates set forth below. These investment companies had the indicated net assets as of September 30, 1999.

--------------------------------------------------------------------------------
         NAME OF FUND               ADVISORY FEE RATE        APPROXIMATE ASSETS
--------------------------------------------------------------------------------
PIMCO FUNDS:
PACIFIC INVESTMENT MANAGEMENT
SERIES
--------------------------------------------------------------------------------
Total Return Fund              Annual   rate  of   0.25% of       29,253,953,837
                               average daily net assets
--------------------------------------------------------------------------------
Total Return Fund III          Annual   rate  of   0.25% of          593,041,215
                               average daily net assets
--------------------------------------------------------------------------------
Total Return Mortgage Fund     Annual   rate  of   0.25% of            4,011,669
                               average daily net assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST
--------------------------------------------------------------------------------
Total Return Bond Portfolio    Annual   rate  of   0.40% of            3,208,009
                               average daily net assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PAINEWEBBER MANAGED ACCOUNTS
SERVICES PORTFOLIO TRUST
--------------------------------------------------------------------------------
PACE Strategic Fixed Income    Annual   rate  of  0.25%  of          230,222,525
Investments                    average daily net assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANULIFE
--------------------------------------------------------------------------------
Manulife Total Return Trust    Annual   rate  of  0.30%  on          190,550,262
                               first $50 million;  0.30% on
                               $50-150  million;  0.25%  on
                               $150-200  million;  0.25% on
                               $200-500  million  and  over
                               of    daily    net    assets
                               computed   daily   and  paid
                               monthly
--------------------------------------------------------------------------------

                         MITCHELL HUTCHINS SERIES TRUST
                        STRATEGIC FIXED INCOME PORTFOLIO
                         SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 16, 2000

      This voting instruction card is being solicited on behalf of the Board of Trustees of Mitchell Hutchins Series ("Trust") and relates to the proposals with respect to Strategic Fixed Income Portfolio ("Fund") indicated below. The undersigned hereby appoints as proxies ANDREW NOVAK and JENNIFER LANGE and each of them (with the power of substitution) to represent and direct the voting interest of the undersigned held as of the record date in the Fund at the Special Meeting of Shareholders to be held at 10:30 a.m., Eastern time, on March 16, 2000, at the offices of the Fund, 1285 Avenue of the Americas, 14th Floor, New York, New York 10019, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The voting interest represented by this card will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Fund with discretionary power to vote upon such other business as may properly come before the meeting.

                             YOUR VOTE IS IMPORTANT.

      Please date and sign the reverse side and return it promptly in the enclosed envelope. This proxy will not be voted unless the voting instruction card is dated and signed exactly as instructed.

      When properly signed, the voting interest represented by this card will be directed as instructed below. If no instruction is given for a proposal, voting will be directed "FOR" that proposal.

      The Board recommends that you vote "FOR" each of the following proposals:
                                             FOR           AGAINST     ABSTAIN
      1. Approve a new Sub-Advisory
         Contract between Mitchell
         Hutchins Asset Management Inc.
         and Pacific Investment
         Management Company ("PIMCO").

      2. Approve a policy  to permit
         the Board of Trustees to
         appoint and terminate
         sub-advisers,  to enter into
         sub-advisory  contracts and to
         amend sub-advisory contracts,
         on behalf of the Fund without
         further shareholder approval.

                   PLEASE DATE AND SIGN THE BACK OF THIS CARD

      For individual Contract Owners, sign your name exactly as it appears on this card. For joint Contract Owners, either party may sign, but the name of the party signing should conform exactly to the name shown on this card. For all other Contract Owners, the name and the capacity of the individual signing should be indicated, unless it is reflected in the form of registration.

                                          Sign exactly as name appears hereon.


                                          ______________________________________
                                          Signature


                                          ______________________________________
                                          Signature (Joint)


                                          ______________________________________
                                          Date